SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT is made and entered into this 13th day of August, 1997 (as amended from time to time, the "Security Agreement"), by and between RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Company"), RIVIERA OPERATING CORPORATION, a Nevada corporation ("ROC"), RIVIERA GAMING MANAGEMENT, INC., a Nevada corporation ("RGM"), RIVIERA GAMING MANAGEMENT OF COLORADO, INC., a Colorado corporation ("RGMC"), and RIVIERA GAMING MANAGEMENT-ELSINORE, INC., a Nevada corporation ("Riviera-Elsinore") (each individually, a "Grantor", and collectively "Grantors") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as collateral agent under the Indenture (as defined below) for the benefit of the holders of the Notes (as defined below) ("Secured Party").

                                    RECITALS

             A. Notes. Company is the issuer of those certain $175,000,000 10% First Mortgage Notes due 2004 (the "Notes") pursuant to that certain Indenture dated as of August 13, 1997 (together with all Subsidiary Guarantees executed in connection therewith, the "Indenture") by and among Secured Party, Company, and ROC, RGM, RGMC, and Riviera-Elsinore, as guarantors. Any capitalized term used in this Security Agreement without definition, but defined in the Indenture, shall have the same meaning here as in the Indenture.

             B. Deed of Trust. Secured Party is the beneficiary under a Deed of Trust, Assignment of Rents, Leases, Fixture Filing and Security Agreement, dated of even date herewith (the "Deed of Trust"), by and among Secured Party, United Title Company of Nevada, a Nevada corporation, as Trustee thereunder, and the Company, as Trustor thereunder, pursuant to which the Company granted to United Title Company of Nevada for the benefit of Secured Party a security interest in certain real property owned by the Company and located at 2901 Las Vegas Boulevard South, Las Vegas, Nevada, and all additions thereto and improvements thereon (the "Riviera Property").

             C. Stock Pledge Agreements. Secured Party is the trustee under (i) a Stock Pledge Agreement, dated as of even date herewith (the "Company Stock Pledge Agreement"), executed by Company on behalf of Secured Party, pursuant to which Company pledged to Secured Party its 100% interest in ROC, (ii) a Stock Pledge Agreement, dated as of even date herewith (the "ROC Stock Pledge Agreement"), executed by ROC on behalf of Secured Party, pursuant to which ROC pledged to Secured Party its 100% interest in RGM, and (iii) a Stock Pledge Agreement, dated as of even date herewith (the "RGM Stock Pledge Agreement" and together with the Company Stock Pledge Agreement and the ROC Stock Pledge Agreement, the "Stock Pledge Agreements"), executed by RGM on behalf of Secured Party pursuant to which RGM pledged to Secured Party its 100% interest in Riviera-Elsinore, and its 100% interest in RGMC.

             D. Account Agreement. Secured Party, Company and U.S. Bank of Nevada (the "Bank") shall enter into a Restricted Account Agreement (the "Account Agreement"), pursuant to which the Company shall create a restricted account at the Bank for the deposit of the


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proceeds  from the sale of the Notes and shall  grant  Secured  Party a security interest in such account. This Security Agreement, the Deed of Trust, the Stock Pledge Agreements, and the Account Agreement, together with any similar documents executed after the date hereof pursuant to Section 4.18 of the Indenture, are referred to herein as the "Collateral Documents."

             E. Purpose. As a material inducement to Secured Party to enter into the Indenture, Grantors have agreed to execute this Security Agreement in favor of Secured Party and to jointly and severally pledge all of their right, title and interest in the property described herein to Secured Party.

                                    AGREEMENT

                  Now therefore, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

                  1. Creation of Security Interest. Each Grantor hereby assigns, pledges and grants to Secured Party a security interest in all of such Grantor's right, title and interest in and to the collateral described in Section 2 hereinbelow (the "Collateral") in each case whether now owned or hereafter acquired by such Grantor in order to secure the payment and performance of the obligations of such Grantor to Secured Party described in Section 3 hereinbelow.

                  2. Collateral. The Collateral under this Security Agreement is:

                   (a) all of each Grantor's personal property, equipment, supplies, building and other materials of every nature whatsoever and all other personal property wherever located, including, but not limited to, all general equipment and devices which are or are to be installed and used in connection with the operation of the Riviera Hotel & Casino and the Riviera Property, all computer equipment, calculators, adding machines, and any other electronic equipment of every nature used or located at the Riviera Property, all fixtures, appurtenances and personal property now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Riviera Property, whether or not the same constitutes real property or fixtures in the State of Nevada, including, without limitation, all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, machinery, equipment and appliances, cooking facilities, vacuum cleaning systems, telephone, television, public address and communications systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property, including, without limitation, all parts thereof and accessions thereto, which is at any time installed in, affixed to or placed upon the Riviera Property (all of the foregoing property and similar or after-acquired property included as Collateral under Section 2(h) below being hereinafter referred to as "FF&E");


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



                   (b) all of each Grantor's chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods, instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by an other Person, in each case whether now existing or hereafter arising and wherever arising and whether or not earned by performance (collectively, the "Receivables"), other general intangibles, documents of title, warehouse receipts, leases, tax refund claims, partnership interests, indemnification and other similar claims and contract rights, permits and licenses, including, without limitation, any licenses held or to be held by such Grantor necessary to operate the Riviera Hotel & Casino or conduct business on the Riviera Property (other than any gaming or other licenses in which a security interest cannot be granted without the consent of third parties and no such consent has been given), franchises, certificates, stock, and all rights in, to and under all security agreements, mortgages, deeds of trust, guarantees, leases and other agreements or contracts securing or otherwise relating to any of the foregoing (all of the foregoing property, including, without limitation, the Receivables, and similar or after-acquired property included as Collateral under Section 2(h) below being hereinafter referred to as "Intangibles");

                   (c) all of the trademarks and service marks now held or hereafter acquired by each Grantor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by such Grantor in the United States and trade dress including logos, designs, trade names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States ("Marks") together with the registration and right to renewals thereof, and the goodwill of the business of such Grantor symbolized by the Marks and all licenses associated therewith;

                   (d) all United States copyrights which each Grantor now or hereafter has registered with the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by such Grantor ("Copyrights");

                   (e) all patents and patent applications of each Grantor, which are now or hereafter pending or granted by the United States Patent and Trademark Office or any successor thereto ("Patents") or to which such Grantor now or hereafter has title and any divisions or continuations thereof, as well as all renewals thereof;

                   (f) all computer programs created by or for each Grantor and which such Grantor owns the copyright with respect thereto and all intellectual property rights therein and all other proprietary information of such Grantor, including, but not limited to, trade secrets;

                   (g) all of the agreements to which each Grantor may be a party from time to time, as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity,

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



warranty or guaranty with respect to any of the Collateral or the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements, and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder; and

                   (h) the  Collateral  includes  all  items  described  in this
Section 2, whether now owned or hereafter at any time acquired by each Grantor and wherever located, and includes all replacements, additions, parts, appurtenances, accessions, substitutions, repairs, proceeds, products, offspring, rents and profits, relating thereto or therefrom, and all documents, records, ledger sheets and files of such Grantor relating thereto. Proceeds hereunder include (i) whatever is now or hereafter receivable or received by each Grantor upon the sale, exchange, collection or other disposition of any item of Collateral, whether voluntary or involuntary, whether such proceeds constitute FF&E, Intangibles, or other assets; (ii) any such items which are now or hereafter acquired by such Grantor with any proceeds of Collateral hereunder; and (iii) any insurance or payments under any indemnity, warranty or guaranty now or hereafter payable by reason of loss or damage or otherwise with respect to any item of Collateral or any proceeds thereof.

Notwithstanding the foregoing, "Collateral", "FF&E", "Receivables" and "Intangibles" shall not include any of the following assets (the "Excluded Assets"): (i) any accounts, as such term is defined in Section 9-106 (Nevada Revised Statute ("NRS") 104.9106) of the UCC, and any credit instruments, as such term is defined in NRS 463.01467; (ii) any slot machines, gaming tables and other gaming devices, as defined in NRS 463.0155, any cashless wagering system as defined in NRS 463.014 and associated equipment as defined in NRS 463.0136 (collectively, the "Gaming Equipment") wherever located; (iii) any inventory, as such term is defined in Section 9-109 (NRS 104.9109) of the Uniform Commercial Code (the "UCC"), wherever located; (iv) any FF&E subject to Liens in existence as of the date of the Indenture (as defined in the Indenture) securing indebtedness in existence as of the date of the Indenture; (v) any agreement with a third party that, pursuant to its terms, prohibits the grant of a lien on such agreement, to the extent that such third party has not consented to the liens created hereby; (vi) any Collateral which is subject to an agreement with a third party that, pursuant to its terms, prohibits the grant of a lien on such Collateral, to the extent that such third party has not consented to the liens created hereby; (vii) Gaming Licenses (as defined in the Indenture) or any other governmental approval or permit, to the extent that, under the terms and conditions of such approval or under applicable law, it cannot be subjected to a Lien in favor of the Secured Party without the approval of the relevant governmental authority, to the extent that such approval has not been obtained;
(viii) any FF&E (A) the purchase of which was not financed with the proceeds of the Notes and (B) that a Grantor is permitted to encumber and has encumbered pursuant to clause (ii) of the second paragraph of Section 4.10 of the Indenture and subject to clauses (v) and (vii) of the definition of "Permitted Liens" in the Indenture; and (ix) any personal property which any Grantor is prohibited from pledging under applicable law.

                  3. Secured Obligations of Grantor. The Collateral of each Grantor secures and shall hereafter secure (i) the payment by such Grantor to the Holders or Secured Party of all indebtedness now or hereafter owed to Secured Party by such Grantor in connection with the Notes, the Indenture, and the Collateral Documents executed by such Grantor (the "Riviera

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



Financing"), whether at stated maturity, by acceleration or otherwise, including, without limitation, each Grantor's obligations under the Indenture, the Notes, the Collateral Documents or any related documents securing the obligations thereunder, together with any interest thereon, fees, expenses, Liquidated Damages, indemnification or otherwise, in connection therewith and extensions, modifications and renewals thereof, (ii) the performance by each Grantor of all other obligations and the discharge of all other liabilities of such Grantor to Secured Party of every kind and character arising from the Riviera Financing, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, joint, several and joint and several, and whether created under this Security Agreement, the other Collateral Documents or any other agreement to which such Grantor and Secured Party are parties, (iii) any and all sums advanced by Secured Party in order to preserve the Collateral or preserve Secured Party's security interest in the Collateral (or the priority thereof) and (iv) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Secured Party referred to above, or of any exercise by Secured Party of its rights hereunder, together with reasonable attorneys' fees and disbursements and court costs (collectively, the "Secured Obligations"). All payments and performance by each Grantor with respect to any Secured Obligations shall be in accordance with the terms under which said indebtedness, obligations and liabilities were or are hereafter incurred or created.

                  4. Grantors' Representations and Warranties. Each Grantor represents and warrants that:

                  (a) with respect to Collateral other than Marks, such Grantor is (or, to the extent that the Collateral is acquired after the date hereof, will be) the sole legal and beneficial owner of the Collateral to the extent of its respective interest therein; with respect to the Marks listed in Annex C (as such Annex may be amended from time to time), such Grantor is the registrant or applicant of record, and with respect to registered Marks has the exclusive right to use the Marks in commerce in the United States on or in connection with the goods or services specified in the certificate of registration; there are no security interests in, liens, charges or encumbrances on, or adverse claims of title to, or any other interest whatsoever in, the Collateral to the extent of its respective interest therein or any portion thereof except Permitted Liens (as defined in the Indenture, including without limitation Liens that are created by this Security Agreement); and no financing statement, notice of lien, mortgage, deed of trust or instrument similar in effect covering the Collateral to the extent of its respective interest thereof or any portion thereof or any proceeds thereof ("Lien Notice") exists or is on file in any public office, except as relates to Permitted Liens, including without limitation liens as may have been filed in favor of Secured Party relating to this Security Agreement or related agreements, or for which duly executed termination statements have been delivered to Secured Party for filing;

                  (b) such Grantor has full right, power and authority to execute, deliver and perform this Security Agreement. This Security Agreement constitutes a legally valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms. Subject to the completion of the items identified in Section 4(c) below (and except to the extent that registration of motor vehicles, possession of checks and instruments not required to be delivered under Sections 4(g) and 5(c) are required for perfection), the provisions of this

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



Security Agreement are effective to create in favor of Secured Party a valid and enforceable first, prior and perfected security interest in the Collateral to the extent of such Grantor's interest therein subject only to Permitted Liens;

                  (c) except for (i) the filing or recording of the financing statements and fixture filings done concurrently with the execution and delivery hereof and the filing of any continuation statements and replacement financing statements as required in Section 5 below, (ii) the actual taking of possession of instruments constituting Collateral by the Secured Party hereunder, (iii) all consents received and actions taken in connection with the closing of the offering of the Notes, (iv) the actions contemplated by the parenthetical in the third sentence of Section 4(b), and (vi) any filings necessary to perfect Secured Party's security interest in any Patent, Trademark or Copyright, no authorization, approval or other action by, no notice to or registration or filing with, any person or entity, including without limitation, any stockholder or creditor of such Grantor or any governmental authority or regulatory body is required (x) for the grant by such Grantor of the security interest in the Collateral to the extent of its interest therein pursuant to this Security Agreement or for the execution, delivery or performance of this Security
Agreement by such Grantor, (y) for the perfection or maintenance of such security interest created hereby, including the first priority nature of such security interest subject to Permitted Liens, or (except for notices required under the UCC) the exercise by Secured Party of the rights and remedies provided for in this Security Agreement (other than any required governmental consent or filing with respect to any Patents, Trademarks, Copyrights, governmental claims, tax refunds, licenses or permits; or the exercise of remedies requiring prior court approval, notices, consents, approvals or authorizations in connection with the sale of any securities under laws affecting the offering and sale of securities generally), or (z) for the enforceability of such security interest against third parties, including, without limitation, judgment lien creditors;

                  (d) except as indicated on Annex A, such Grantor does not do business, and for the previous five years has not done business, under any fictitious business names or trade names;

                  (e) the Collateral, to the extent of such Grantor's interest therein, has not been and will not be used or bought by such Grantor for personal, family or household purposes. In addition, the Collateral does not include crops, timber, farm products, minerals or the like or accounts resulting from the sale of such minerals at the wellhead or minehead;

                  (f) (i) such Grantor's chief executive office is located at 2901 Las Vegas Boulevard South, Las Vegas, Nevada 89109, such Grantor has no places of business other than such address and other places of business indicated on Annex B (as such Annex may be amended from time to time) and the Collateral, to the extent of such Grantor's interest therein, is now and will at all times hereafter be located at such Grantor's places of business or as such Grantor may otherwise notify Secured Party in writing;

                  (g) all originals of all promissory notes, other instruments or chattel paper which evidence the Receivables with a face or fair market value in each case in excess of $1,000,000 have been or shall be delivered to Secured Party (with all necessary or appropriate endorsements);

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




                  (h) none of the execution, delivery and performance of this Security Agreement by such Grantor, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof or the exercise by Secured Party of any rights or remedies hereunder will constitute or result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which with notice or lapse of time or both will result in a breach of or constitute a default under, any material agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which such Grantor is a party, conflict with or require approval, authorization, notice or consent under any material law, order, rule, regulation, license or permit applicable to such Grantor of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over such Grantor or its properties or require notice, consent, approval or authorization by or registration or filing with any person or entity (including, without limitation, any stockholder or creditor of such Grantor) other than (i) any notices to such Grantor or any Guarantor from Secured Party required hereunder, (ii) notices and filings in connection with the perfection of Liens hereunder and (iii) notices, consents, approvals or authorizations in connection with the sale of any securities under laws affecting the offering and sale of securities generally. Except for documents entered into in connection with Permitted Liens or Indebtedness permitted under
Section 4.10 of the Indenture, none of the Collateral, to the extent of such Grantor's interest therein, is subject to any material agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which such Grantor is a party which may restrict or inhibit Secured Party's rights or ability to sell or dispose of the Collateral, to the extent of such Grantor's interest therein, or any part thereof after the occurrence of an Event of Default (as defined herein);

                  (i) the Marks listed in Annex C (as such Annex may be amended from time to time) include all the United States federal registrations or applications filed in the United States Patent and Trademark Office by such Grantor and said registered Marks are valid, subsisting and have not been cancelled. Such Grantor represents and warrants that except as indicated on Annex C, to the best of its knowledge, it has common law trademark rights in or is licensed to use or not prohibited from using all material Marks that it uses. Such Grantor further warrants that except as indicated on Annex C, it is aware of no third party claim that any material aspect of such Grantor's present or contemplated business operations infringes or will infringe such Grantor's Mark; and

                  (j) such Grantor represents and warrants that it is the true and lawful exclusive owner or licensee of all rights in the Patents listed in Annex D hereto (as such Annex may be amended from time to time) and in the Copyrights listed in Annex E hereto (as such Annex may be amended from time to time), that said Patents include all the United States patents and applications for United States patents that such Grantor owns and that said Copyrights constitute all the United States copyrights registered in the United States Copyright Office and applications for United States copyrights that it now uses or practices under. Such Grantor further warrants that, except as indicated on Annex D or Annex E, it is aware of no third party claim that any material aspect of such Grantor's present or contemplated business operations infringes or will infringe any Patent or any copyright.


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



                  5. Covenants of Grantor. Each Grantor covenants and agrees that:

                  (a) such Grantor will not move or permit to be moved the Collateral, to the extent of its interest therein, or any portion thereof to any location other than that set forth in or referred in Section 4(f) hereof or locations established in compliance with Section 5(b) hereof without the prior written notice to Secured Party and the prior filing of a financing statement with the proper office and in the proper form, to the extent necessary or appropriate, to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing; provided, however that (i) such Grantor shall be permitted to move assets pursuant to
Section 4.11 of the Indenture and (ii) the foregoing shall not apply to intangible Collateral or any vehicles included in the Collateral;

                  (b) such Grantor will not voluntarily or involuntarily change its name, identity, corporate structure, or location of its chief executive office or any of its other places of business, unless in any such case (i) such Grantor shall have delivered written notice to Secured Party, (ii) such Grantor shall have executed and caused to be filed financing statements with the proper offices and in the proper form, to the extent necessary or appropriate, to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing, and (iii) such Grantor shall have delivered to Secured Party any other documents that may be required by Secured Party in a form and substance reasonably satisfactory to Secured Party to perfect or continue the perfection (without loss of priority) of the security interest created herein.;

                  (c) such Grantor will promptly take any action which is necessary or, in the judgment of Secured Party, desirable or appropriate to perfect or to continue the perfection, priority and enforceability of Secured Party's security interests in the Collateral, to the extent of such Grantor's interests therein, to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, to protect the Collateral against the rights, claims or interests of third persons (other than holders of Permitted Liens), or to effect or to assure further the purposes and provisions of this Security Agreement, and will pay all costs incurred in connection therewith. Without limiting the generality of the foregoing, such Grantor will:
(i) mark conspicuously each item of chattel paper included in the Collateral, to the extent of its interests therein, with a legend, in form and substance satisfactory to Secured Party, indicating that such chattel paper and other contracts are subject to the security interests granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, which Secured Party may reasonably request in order to perfect and preserve the perfection and priority of the security interests granted or purported to be granted hereby;
(iii) if any amounts due such Grantor shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to Secured Party such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Secured Party; (iv) if any Collateral, to the extent of such Grantor's interests therein, is at any time in the possession or control of any warehouseman, bailee, consignee or any of such Grantor's agents or processors, such Grantor shall notify such warehouseman, bailee, consignee, agent or processor of the security interests created or purported to be created hereby, shall cause such warehouseman, bailee, consignee, agent or processor to execute any financing statements or other documents which Secured Party may request, and, upon the request of Secured Party after the occurrence and during the continuation of an Event of Default, shall instruct such person to hold all such Collateral, to the extent of such Grantor's interests therein, for Secured Party's account subject to Secured Party's instructions; (v) deliver and pledge to Secured Party all securities and instruments (other than checks received by such Grantor in the ordinary course of business) constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; and (vi) at the request of Secured Party following the occurrence of a default that, with the passage of time would result in an Event of Default, deliver to Secured Party any and all certificates of title, applications for title or similar evidence of ownership of all FF&E and shall cause Secured Party to be named as lienholder on any such certificate of title or other evidence of ownership; provided, however, that notwithstanding anything to the contrary in this Security Agreement, the actions under clauses
(iii) and (v) shall not be required with respect to promissory notes, other instruments, securities and chattel paper with a face or fair market value not to exceed $1,000,000;

                  (d) without the prior written consent of Secured Party or as otherwise expressly permitted by the Indenture, such Grantor will not in any way encumber, or hypothecate, or create or permit to exist, any lien, security interest, charge or encumbrance or adverse claim upon or other interest in the Collateral, to the extent of its respective interests therein, except for Permitted Liens, including without limitation encumbrances permitted by the Indenture and the liens created by this Security Agreement, and such Grantor will defend the Collateral, to the extent of its interests therein, against all claims and demands of all persons at any time claiming the same or any interest therein (other than holders of Permitted Liens), except as expressly provided herein. Such Grantor will not permit any Lien Notices to exist or be on file in any public office with respect to all or any portion of the Collateral, to the extent of such Grantor's interests therein, except, in each case, for Lien Notices of holders of Permitted Liens including without limitation encumbrances permitted by the Indenture or except as may have been filed by or for the benefit of Secured Party relating to this Security Agreement or related agreements. Such Grantor shall promptly notify Secured Party of any material attachment or other legal process levied against any of the Collateral, to the extent of its interests therein, and any information received by such Grantor relative to the Collateral, which may in any material way affect the value of the Collateral or the rights and remedies of Secured Party in respect thereto;

                  (e) without the prior written consent of Secured Party, such Grantor will not sell, transfer, assign (by operation of law or otherwise), exchange or otherwise dispose of all or any portion of the Collateral, to the extent of its interests therein, or any interest therein, except as permitted by the Indenture and the Collateral Documents. If the proceeds of any such prohibited sale are notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to Secured Party to be held as Collateral hereunder (with all necessary or appropriate endorsements). If the Collateral, to the extent of such Grantor's interests therein, or any part thereof or interest therein, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of Secured Party shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and such Grantor will hold the proceeds thereof in a separate account for Secured Party's benefit. Such Grantor will, at Secured Party's request, transfer such proceeds to Secured Party in kind;

                  (f) Secured Party is hereby authorized to file one or more financing statements or fixture filings, and continuations thereof and amendments thereto, relative to all or any part of the Collateral, to the extent of such Grantor's interests therein, without the signature of such Grantor where permitted by law;

                  (g) except as expressly permitted by the Indenture, such Grantor will not enter into any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement, except for the Indenture and any documents, instruments or agreements related thereto or issue any securities which may restrict or inhibit Secured Party's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default;

                  (h) except as expressly permitted by the Indenture, such Grantor will pay and discharge all taxes, assessments and governmental charges or levies against the Collateral, to the extent of its interests therein, prior to delinquency thereof and will keep the Collateral, to the extent of its interests therein, free of all unpaid claims and charges (including claims for labor, materials and supplies) whatsoever;

                  (i) such Grantor will keep and maintain the Collateral, to the extent of its interests therein, in good condition, working order and repair, ordinary wear and tear excepted, and from time to time will make or cause to be made all repairs, replacements and other improvements in connection therewith that are, in such Grantor's judgment, necessary or desirable toward such end. Such Grantor will not misuse or abuse the Collateral, or waste or allow it to deteriorate except for the ordinary wear and tear of its normal and expected use in such Grantor's business in accordance with such Grantor's policies as then in effect (provided that no changes are made to such Grantor's policies as in effect on the date hereof that would be materially adverse to the interests of the Secured Party), and will comply with all laws, statutes and regulations pertaining to the use or ownership of the Collateral where failure to comply would have a material adverse effect on the Collateral or Secured Party's interest therein. Such Grantor will promptly notify Secured Party regarding any loss or damage to any material portion of the Collateral or portion thereof;

                  (j) upon the occurrence and during the continuation of an Event of Default, (i) such Grantor will take all actions directed by Secured Party in Secured Party's sole and absolute discretion (subject to applicable gaming laws), to create, preserve and enforce any liens or guaranties available to secure or guaranty payments due such Grantor under any contracts or other agreements with third parties, will not voluntarily permit any such payments to become more than thirty (30) days delinquent and will in a timely manner record and assign to Secured Party, to the extent and at the earliest time permitted by law, any such liens and rights under such guaranties and (ii) such Grantor will give Secured Party written notice of any payments due Grantor within five (5) days after any such payments become thirty (30) days delinquent;

                  (k) except as otherwise provided in this Section 5(k), such Grantor shall continue to collect, at its own expense, all amounts due or to be become due such Grantor under the Receivables. In connection with such collections, such Grantor may take (and upon the occurrence and during the continuation of an Event of Default, at Secured Party's direction, shall take) such action as such Grantor may deem necessary or advisable to enforce collection of the Receivables; provided, however, that such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any debtor or obligor thereof, or allow any credit or discount thereon, other than adjustments, settlements, or discounts that are in accordance with such Grantor's policies as then in effect. Secured Party shall have the right at any time after the occurrence and during the continuation of an Event of Default to notify the debtors or obligors under any of the Receivables of the assignment of such Receivables to Secured Party and to direct such debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, as Secured Party may deem appropriate in its sole discretion. After the occurrence and during the continuation of an Event of Default (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of Secured Party hereunder and, upon notice from Secured Party, shall be segregated from other funds of such Grantor and shall be forthwith paid over to Secured Party in the same form as so received (with all necessary or appropriate endorsements) to be held as cash collateral and applied as provided by the Indenture, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any debtor or obligor thereof, or allow any credit or discount thereon;

                  (l) upon Secured Party's request, such Grantor will promptly deliver to Secured Party records and schedules that show the status, condition and location of the Collateral, to the extent of its interests therein, including reports reasonably requested by Secured Party, all in reasonable detail; will promptly notify Secured Party in writing of any event, or change of law, regulation, business practice, or business condition that may materially adversely affect the value of the Collateral. Secured Party shall have the right to review and verify such records, schedules, and notices, and such Grantor will reimburse Secured Party for all costs incurred thereby;

                  (m) Secured Party shall have the right during regular business hours and upon prior reasonable notice to such Grantor to enter into and upon any premises where any of the Collateral or records with respect thereto are located for the purpose of inspecting the same, performing any audit, making copies of records, observing the use of any part of the Collateral, or otherwise protecting its security interest in the Collateral. Such Grantor will hold and preserve all records concerning the Receivables and all originals of all chattel paper that evidences any Receivables;

                  (n) Secured Party shall have the right at any time while an Event of Default exists, but shall not be obligated, to make any payments and do any other acts Secured Party may deem necessary or desirable to protect its security interest in the Collateral, including, without limitation, the right to pay, purchase, contest or compromise any encumbrance, charge or lien (excluding any Permitted Liens) applicable or purported to be applicable to any Collateral hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of any Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including attorneys' fees. Such Grantor hereby agrees that it shall be bound by any such payment made or incurred or act taken by Secured Party hereunder and shall reimburse Secured Party for all payments made and expenses incurred under this Security Agreement, which amounts shall be secured under this Security Agreement. Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts;

                  (o) subject to the provisions of Section 4(g) above, if such Grantor shall become entitled to receive or shall receive any instrument, whether as an addition to, in substitution of, or in exchange for any or all of the Collateral, to the extent of its interests therein, or any part thereof, or otherwise, such Grantor shall accept any such instruments as Secured Party's agent, shall hold them in trust for Secured Party, and shall deliver them forthwith to Secured Party in the exact form received, with such Grantor's endorsement when necessary or appropriate, or accompanied by duly executed instruments of transfer or assignment in blank or, if requested by Secured Party, an additional pledge agreement or security agreement executed and delivered by such Grantor, all in form and substance satisfactory to Secured Party, to be held by Secured Party, subject to the terms hereof, as additional Collateral to secure the obligations hereunder;

                  (p) Secured Party is hereby authorized to pay all reasonable costs and expenses incurred in the exercise or enforcement of its rights hereunder, including reasonable attorneys' fees, and, while an Event of Default exists to apply any Collateral or proceeds thereof against such amounts, and then to credit or use any further proceeds of the Collateral in accordance herewith;

                  (q) Secured Party may take any actions permitted hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters;

                  (r) such Grantor hereby agrees to take all actions necessary to maintain Secured Party's first prior security interest (subject to Permitted Liens) in all Marks, Patents and Copyrights, to the extent of its interests therein (if any), and such Grantor further agrees to take all actions that it deems necessary in its reasonable business judgment with respect to any material Marks, Patents and Copyrights used in and material to its business, to (i) preserve the value of all such Marks, Patents and Copyrights, to the extent of its interests therein (if any), (ii) prosecute and defend such Marks, Patents and Copyrights against infringement, and (iii) provide Secured Party with notice of any material pertinent information regarding any such infringement, any material actions with the United States Patent and Trademark Office and any other information which could have a material adverse effect on such Marks, Patents and Copyrights. In furtherance of the foregoing:

                  (i) such Grantor hereby agrees not to assign to a third party any material Mark absent prior written approval of the Secured Party but such Grantor may cease using any Mark which it determines is no longer necessary or desirable in the conduct of its business or is no longer advisable to use;

                  (ii) such Grantor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. ss.ss. 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks pursuant to 15 U.S.C. ss.ss. 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith; provided, that such Grantor shall not be obligated to maintain any Mark in the event that such Grantor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business or is no longer advisable to use. Such Grantor agrees to notify the Secured Party with respect to any registered Mark that the affidavits of use or the renewal is being processed or being abandoned, as the case may be;

                  (iii) if any Mark registration issues hereafter to such Grantor as a result of any application now or hereafter pending before the United States Patent and Trademark office such Grantor shall amend Annex C to this Agreement, confirming the grant thereof hereunder;

                  (iv) at its own expense, such Grantor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force rights under each significant Patent owned by such Grantor for any inventions which it is then using;

                  (v)  at  its  own  expense,   such  Grantor  shall  diligently
prosecute all applications for significant Patents owned by such Grantor, if any, listed in Annex D hereto for any inventions which it is then using;

                  (vi) within 30 days of acquisition of a Patent or Copyright, or of filing of an application for a Patent or Copyright, such Grantor shall deliver to the Secured Party a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder; and

                  (vii) such Grantor hereby agrees not to divest itself of any right under any significant Copyright absent prior written approval of the Secured Party.

                  (s) This Security Agreement, as applied to FF&E subject to an FF&E Financing Agreement (as defined below), shall be subordinated to the liens of any FF&E Financing Agreements (or if required by an FF&E Financing Agreement, it shall be released) and any future or further advances made thereunder and to any modifications, renewals or extensions thereof to which the lien of this Security Agreement attaches, provided, however, that any such FF&E Financing Agreement shall encumber only that FF&E specifically subject to the FF&E Financing Agreement. Such Grantor covenants and agrees to comply with all of the terms and conditions set forth in any FF&E Financing Agreement covering FF&E in which Secured Party has taken a lien hereunder. If, under any FF&E Financing Agreement covering FF&E in which Secured Party has taken a lien hereunder, such Grantor shall fail to make any payment of principal of or interest, except where such Grantor is contesting such payment in good faith, then Secured Party may make such payment of the principal of or interest on the sums secured by such security interest or may make any payment in order to perform or observe any other term, covenant, condition or agreement of any such FF&E Financing Agreement on such Grantor's part to be performed or observed and any and all sums so expended by Secured Party shall be secured by this Security Agreement and shall be repaid by such Grantor upon demand, together with interest thereon at the interest rate on the Notes from the date of advance. In furtherance of such subordination or release, as applicable, Secured Party, upon receipt of an officer's certificate from such Grantor certifying that the requirements of this Section 5(s)) have been satisfied, shall execute, acknowledge and deliver to such Grantor, at such Grantor's expense, any and all such evidence and documents necessary to evidence the subordination or release of this Security Agreement in accordance with the foregoing provisions of this Section 5(s). As used herein, "FF&E Financing Agreement" shall mean (A) any financing (i) as to which the lender holds a security interest in only the assets purchased, fabricated or leased by such financing for the payment of principal, interest and other amounts in connection therewith, (ii) which is permitted by the Indenture to be incurred and (iii) the proceeds of which are used to acquire, construct or lease the FF&E subject to such security interest, and (B) any refinancing or renewal of any financing under clause (A).


                  6.       Defaults and Remedies

                           (a) The  occurrence of any "Event of Default"  listed
in Section 6.01 of the Indenture shall constitute an Event of Default under this Security Agreement.

                           (b) Upon the occurrence and  continuation of an Event
of Default hereunder, each Grantor expressly covenants and agrees that Secured Party may, at its option, subject to the terms of the Indenture, in addition to other rights and remedies provided herein or otherwise available to it, without notice to or demand upon such Grantor (except as otherwise required herein), exercise any one or more of the rights as set forth as follows:

                           i)  in   accordance   with  the   provisions  in  the
Indenture, declare all advances made by Secured Party to such Grantor hereunder, all other indebtedness owed by such Grantor to Secured Party and all Secured Obligations to be immediately due and payable, whereupon all unpaid principal and interest on said advances and other indebtedness and Secured Obligations shall become and be immediately due and payable;

                           ii)  immediately   take  possession  of  any  of  the
Collateral wherever it may be found or require such Grantor to assemble the Collateral, to the extent of its respective interests therein, or any part thereof and make it available at one or more places as Secured Party may designate, and to deliver possession of the Collateral, to the extent of its interests therein, or any part thereof to Secured Party, who shall have full right to enter upon any or all of such Grantor's places of business, premises and property to exercise Secured Party's rights hereunder;

                           iii)  exercise  any or all of the rights and remedies
provided for by the Nevada Uniform Commercial Code, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Secured Party in the enforcement of this Security Agreement or in connection with any Grantor's redemption of the Collateral. Secured Party may exercise its rights under this Security Agreement independently of any other collateral or guaranty that any Grantor may have granted or provided to Secured Party in order to secure payment and performance of the Secured Obligations, and Secured Party shall be under no obligation or duty to foreclose or levy upon any other collateral given by such Grantor to secure any Secured Obligation or to proceed against any guarantor or other Grantor before enforcing its rights under this Security Agreement against such Grantor;

                           iv) use,  manage,  operate and control the Collateral
and such Grantor's business and property to preserve the Collateral or its value, or to pay the indebtedness secured hereunder, including, without limitation, the rights to take possession of all of such Grantor's premises and property, to exclude such Grantor and any third parties, whether or not claiming under such Grantor, from such premises and property, to make repairs, replacements, alterations, additions and improvements to the Collateral and to dispose of all or any portion of the Collateral in the ordinary course of such Grantor's business;

                           v) without notice (except as specified  below),  sell
the Collateral or any part thereof in one or more parcels at one or more public or private sales, at any of Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as shall be commercially reasonable. Such Grantor acknowledges and agrees that, to the extent notice of sale shall be required by law, at least fifteen (15) days' written notice to such Grantor of the time and place of any public sale or of the date on or after which any private sale is to be made shall constitute reasonable notification. Any public sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Notwithstanding the foregoing, Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may, without notice or publication, adjourn any public or private sale, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale or, with respect to a private sale, after which such sale may take place, and any such sale may, without further notice, be made at the time and place to which it was so adjourned or, with respect to a private sale, after which such sale may take place. Each purchaser at any such sale shall hold the property sold free from any claim or right on the part of such Grantor, and such Grantor hereby waives, to the full extent permitted by law, all rights of stay and/or appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Such Grantor also hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. The parties hereto agree that the notice provisions, method, manner and terms of any sale, transfer or disposition of any Collateral in compliance with the terms set forth herein or any other provision of this Security Agreement are commercially reasonable;

                           vi)  proceed  by an  action or  actions  at law or in
equity to recover the indebtedness secured hereunder or to foreclose this Security Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction in any manner permitted by law, or provided for herein;

                           vii) in the event Secured Party  recovers  possession
of all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, Secured Party may retain, sell or otherwise dispose of such Collateral in accordance with this Security Agreement or the Nevada Uniform Commercial Code, and following such retention, sale or other disposition, Secured Party may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. Such Grantor hereby consents to the voluntary dismissal without prejudice by Secured Party of such judicial action, and such Grantor further consents to the exoneration of any bond which Secured Party files in such action;

                           viii)  with   respect  to  the  sale  of   securities
constituting Collateral, to the extent Secured Party deems it advisable to do so, in its sole discretion or as may be required by applicable law, restrict the prospective bidders or purchasers to persons who in Secured Party's sole judgment are sufficiently sophisticated and who will represent and agree that they are purchasing the securities constituting Collateral then being sold for their own account and not with a view to the distribution or resale thereof, and upon consummation of any such sale, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the securities constituting Collateral so sold;

                           ix)  Secured  Party,  in  its  sole  discretion,   if
permitted by law, may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase for its account the whole or any part of the Collateral at any public sale or sale on any securities exchange or other recognized market;

                           x) to the full extent  provided by law,  have a court
having jurisdiction appoint a receiver, which receiver shall take charge and possession of and protect, preserve, replace and repair the Collateral or any part thereof, and manage and operate the same, and receive and collect all rents, income, receipts, royalties, revenues, issues and profits therefrom. Such Grantor shall irrevocably consent and shall be deemed to have hereby irrevocably consented to the appointment thereof, and upon such appointment, such Grantor shall immediately deliver possession of such Collateral, to the extent of its interests therein, to the receiver. Such Grantor also irrevocably consents to the entry of an order authorizing such receiver to invest upon interest any funds held or received by the receiver in connection with such receivership. Secured Party shall be entitled to such appointment as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy of the security of the Collateral;

                           xi)   enforce   one  or  more   remedies   hereunder,
successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any other or further remedy which it may have hereunder or by law, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release such Grantor until full and final payment of any deficiency has been made in cash. Such Grantor shall reimburse Secured Party upon demand for, or Secured Party may apply any proceeds of Collateral to, the costs and expenses (including attorneys' fees, transfer taxes and any other charges) incurred by Secured Party in connection with any sale, disposition, repair, replacement, alteration, addition, improvement or retention of any Collateral hereunder;

                           xii) upon the occurrence of a default hereunder,  any
cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for and/or then or at any time thereafter applied (including application to the payment of any costs, expenses, indemnification and other amounts payable to Secured Party hereunder, which amounts may be paid in whole or in part prior to the other obligations secured hereby) in whole or in part by Secured Party against all or any part of the obligations secured hereby in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the obligations secured hereby shall be paid over to such Grantor, to the extent of its interests therein, or to whomever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct, provided, however, that in the event that all of the conditions to termination of this Security Agreement under Section 7(l) shall have not been fulfilled, such balance shall be held as additional Collateral hereunder and applied from time to time to Secured Party's costs and expenses and as otherwise provided hereunder until all such conditions shall have been fulfilled; and

                           xiii)  effect an absolute  assignment  of all of such
Grantor's right, title and interest in and to each Mark (and the goodwill of the business of such Grantor associated therewith), Patent and Copyright, to the extent of such Grantor's interest therein.

                  7.       Miscellaneous Provisions

                           (a)  Notices.  All  notices,   requests,   approvals,
consents and other communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties addressed as follows:

         To Grantors:    Riviera Holdings Corporation
                         2901 Las Vegas Boulevard South
                         Las Vegas, Nevada  89109
                         Telecopier No.: (702) 794-9277
                         Attention: Chief Executive Officer

                         With a copy to:

                         Dechert Price & Rhoads
                         30 Rockefeller Plaza
                         New York, New York  10112
                         Telecopier No.: (212) 698-3599
                         Attention: Fredric J. Klink

         To Secured Party: Norwest Bank Minnesota, National Association
                                    Corporate Trust Department
                                    6th and Marquette
                                    Minneapolis, Minnesota  55479-0069
                                    Telecopier No.:  (612) 667-9825
                                    Attention:  Raymond S. Haverstock

Such notices, requests and other communications sent as provided hereinabove shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid, in which case they shall be effective exactly three (3) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

                           (b) Headings.  The various  headings in this Security
Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof.

                           (c)  Amendments.   This  Security  Agreement  or  any
provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           (d) No  Waiver.  No  failure  on the part of  Secured
Party to exercise, and no delay in exercising, and no course of dealing with respect to, any power, privilege or right under this Security Agreement or any related agreement shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any power, privilege or right under this Security Agreement or any related agreement preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. No waiver by Secured Party of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

                           (e) Binding  Agreement.  All rights of Secured  Party
hereunder shall inure to the benefit of its successors and assigns. No Grantor shall assign any of its interest under this Security Agreement without the prior written consent of Secured Party. Any purported assignment inconsistent with this provision shall, at the option of Secured Party, be null and void.

                           (f)  Entire  Agreement.   This  Security   Agreement,
together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Security
Agreement shall not be relevant to determine the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                           (g)   Choice  of  Law.   The   existence,   validity,
construction, operation and effect of any and all terms and provisions of this Security Agreement shall be determined in accordance with and governed by the substantive laws of the State of Nevada, without giving effect to its conflicts of law principles.

                           (h)  Severability.  If any provision or obligation of
this Security Agreement should be found to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions and obligations or any other agreement executed in connection herewith, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and shall nonetheless remain in full force and effect to the maximum extent permitted by law.

                           (i)  Survival  of  Provisions.  All  representations,
warranties and covenants of each Grantor contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the termination of this Security Agreement pursuant to Subsection 7(l) hereof.

                           (j) Power of Attorney.  Subject to applicable  gaming
laws, each Grantor hereby irrevocably appoints Secured Party its attorney-in-fact, which appointment is coupled with an interest, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion (a) to execute and file financing and continuation statements (and amendments thereto and modifications thereof) on behalf and in the name of such Grantor with respect to the security interests granted or purported to be granted hereby, (b) to take any action and to execute any instrument which Secured Party may deem necessary or advisable to exercise its rights under
Section 5(p) hereunder, and (c) upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                           (i) to obtain and  adjust  insurance  required  to be
paid to Secured Party pursuant hereto;

                           (ii) to  ask,  demand,  collect,  sue  for,  recover,
compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                           (iii) to  receive,  endorse and collect any drafts or
other instruments, documents and chattel paper, in connection with clauses (i) and (ii) above;

                           (iv) to sell,  convey or otherwise  transfer any item
of Collateral to any purchaser thereof; and

                           (v)  to  file  any  claims  or  take  any  action  or
institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

                           (k)  Counterparts.  This  Security  Agreement and any
amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

                           (l)  Termination  of  Agreement.  Subject to Sections
10.01  and  10.03  ------------------------  of  the  Indenture,  this  Security
Agreement and the security interest hereunder shall not terminate until (i) full and final payment and performance of all indebtedness and obligations secured hereunder or (ii) Legal Defeasance or Covenant Defeasance. At such time, Secured Party shall reassign and redeliver to Grantors all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Secured Party in accordance with the terms hereof, and execute and deliver to Grantors such documents as Grantors may reasonably request to evidence such termination. Such reassignment and redelivery shall be without warranty by or recourse to Secured Party, and shall be at the expense of Grantors; provided, however, that this Security Agreement (including all representations, warranties and covenants contained herein) shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the indebtedness and obligations secured hereunder is rescinded or must otherwise be restored or returned by Secured Party upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Grantor or any other person or upon or in connection with the appointment of any intervenor or conservator of, or trustee or similar official for, any Grantor or any other person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

                           (m) Release of Collateral.  Notwithstanding  anything
to the contrary contained herein upon a release of any part of the Collateral pursuant to Section 10.03 of the Indenture, the Secured Party shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence such release; provided, however, that no part of the Collateral will be released except as expressly set forth in Section
10.03 of the Indenture.

                           (n) Successors and Assigns.  This Security  Agreement
shall inure to the benefit of Secured Party, its successors and assigns, including the assignees of any Secured Obligation or of the benefit of any Secured Obligation and shall bind the heirs, executors, administrators, successors and assigns of each Grantor. This Security Agreement is assignable by Secured Party with respect to all or any portion of the Secured Obligations, and when so assigned, each Grantor shall be liable to the assignees under this Security Agreement without in any manner affecting the liability of such Grantor hereunder with respect to any of the Secured Obligations retained by Secured Party. Each reference herein to powers or rights of Secured Party shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

                           (o) Interaction with Financing Documents.

                           (i) Incorporation by Reference. All terms, covenants,
conditions, provisions and requirements of the Indenture are incorporated by reference in this Security Agreement.

                           (ii) Conflicts with  Indenture.  Notwithstanding  any
other provision of this Security Agreement, the terms and provisions of this Security Agreement shall be subject and subordinate to the terms of the Indenture. To the extent that the Indenture provides Grantor with a particular cure or notice period, or establishes any limitations or conditions on Secured Party's actions with regard to a particular set of facts, each Grantor shall be entitled to the same cure periods and notice periods, and Secured Party shall be subject to the same limitations and conditions in place of the cure periods, notice periods, limitations and conditions provided for under the Indenture; provided, however, that such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Indenture and this Security Agreement. In the event of any conflict or inconsistency between the provisions of this Security Agreement and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture shall govern.

                           (iii)  Conflicts with the Deed of Trust. In the event
of any conflict or inconsistency between the provisions of this Security Agreement (as they apply to the Collateral) and those of the Deed of Trust (as they apply to the Collateral), including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of this Security Agreement shall govern.

                           (p)  Limitation  by Law.  All  rights,  remedies  and
powers in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the Nevada Gaming Control Act and the rules and regulations promulgated thereunder, and all of the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of such laws, rules and regulations which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable, in whole or in part.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective undersigned duly authorized officers as of the date first above written.

                               GRANTORS:

                               RIVIERA HOLDINGS CORPORATION,
                               a Nevada corporation



                               By:___________________________________
                               Name:_________________________________
                               Title:________________________________



                               RIVIERA OPERATING CORPORATION,
                               a Nevada corporation



                               By:___________________________________
                               Name:_________________________________
                               Title:________________________________



                               RIVIERA GAMING MANAGEMENT, INC.,
                                 a Nevada corporation



                               By:___________________________________
                               Name:_________________________________
                               Title:________________________________


                               RIVIERA GAMING MANAGEMENT OF
                                 COLORADO, INC., a Colorado corporation



                               By:___________________________________
                               Name:_________________________________
                               Title:________________________________

                               RIVIERA GAMING MANAGEMENT-ELSINORE,
                                 INC., a Nevada corporation



                               By:___________________________________
                               Name:_________________________________
                               Title:________________________________

                                 SECURED PARTY:

                                 NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION



                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________

                                                                   ANNEX A



                          SCHEDULE OF FICTITIOUS NAMES

                                     Riviera

                                       Riv

                                  Riviera Hotel

                            Riviera Hotel and Casino

                                   Black Hawk

                                                                   ANNEX B



                               PLACES OF BUSINESS

                                                                   ANNEX C

                           TRADEMARKS AND APPLICATIONS

A.       SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK
         REGISTRATIONS ON THE BASIS OF USE IN COMMERCE UNDER 17 U.S.C.
         ss. 1051(a)


Trademark                 Serial No.            Owner

SPLASH & Design           75/280,775            Riviera Operating Corporation

$40 OF SLOT PLAY FOR $20  75/207,453            Riviera Operating Corporation

$40 FOR $20               75/194,182            Riviera Operating Corporation

RIVIERA                   74/646,349            Riviera Operating Corporation

RIVIERA                   74/645,950            Riviera Operating Corporation


B.       SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK
         REGISTRATIONS ON THE BASIS OF INTENT TO USE THE MARK IN
         COMMERCE UNDER 17 USC ss. 1051(b)


Trademark                 Serial No.             Owner

BONUS 21 PLUS             75/152,286             Riviera Operating Corporation


C.       SCHEDULE OF U.S. TRADEMARK REGISTRATIONS


Trademark                  Registration No.       Owner

THE STAR OF LAS VEGAS      1,588,239              Riviera Holdings Corporation

GAMBLER'S SPREE            1,579,483              Riviera Holdings Corporation

PULL FOR THE GOLD          1,575,681              Riviera Holdings Corporation

SPLASH                     1,964,935              Riviera Holdings Corporation

                                                                   ANNEX D


                      SCHEDULE OF PATENTS AND APPLICATIONS




                                      None

                                                                   ANNEX E

                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS


                                      None